2020 4th Quarter Conference Call February 23, 2021

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding the ongoing COVID-19 pandemic and oil price volatility and their respective effects and results, our protocols and plans, our current work continuing, the spot market, our spending and cost reduction plans and our ability to manage changes; our strategy; any statements regarding visibility and future utilization; any projections of financial items; any statements regarding future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statements regarding our ability to enter into, renew and/or perform commercial contracts; any statements concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to the results and effects of the COVID-19 pandemic and actions by governments, customers, suppliers and partners with respect thereto; market conditions; results from acquired properties; demand for our services; the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities including recent regulatory initiatives by the new U.S. administration; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission (“SEC”), including our most recently filed Annual Report on Form 10-K and in our other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements, which speak only as of their respective dates, except as required by the securities laws. Social Media From time to time we provide information about Helix on social media, including: • Twitter: @Helix_ESG • LinkedIn: www.linkedin.com/company/helix-energy-solutions-group • Facebook: www.facebook.com/HelixEnergySolutionsGroup • Instagram: www.instagram.com/helixenergysolutions FORWARD-LOOKING STATEMENTS 2

• Executive Summary (pg. 4) • Operational Highlights by Segment (pg. 9) • Key Financial Metrics (pg. 17) • 2021 Outlook (pg. 20) • Non-GAAP Reconciliations (pg. 25) • Questions and Answers PRESENTATION OUTLINE 3

Executive Summary 4

EXECUTIVE SUMMARY ($ in millions, except per share data, unaudited) Three Months Ended 12/31/20 12/31/19 9/30/20 12/31/20 12/31/19 Revenues 160$ 171$ 193$ 734$ 752$ Gross profit 14$ 27$ 35$ 80$ 138$ 9% 16% 18% 11% 18% Net income 1 4$ 8$ 25$ 22$ 58$ Diluted earnings per share 0.03$ 0.05$ 0.16$ 0.13$ 0.38$ Adjusted EBITDA 2 Business segments 42$ 47$ 63$ 188$ 222$ Corporate, eliminations and other (7) (14) (11) (33) (42) Adjusted EBITDA 2 35$ 33$ 53$ 155$ 180$ Cash and cash equivalents 3 291$ 208$ 259$ 291$ 208$ Cash flows from operating activities 40$ 80$ 53$ 99$ 170$ Year Ended 1 Net income attributable to common shareholders 2 Adjusted EBITDA is a non-GAAP financial measure; see non-GAAP reconciliations on slide 26; amounts may not add due to rounding 3 Excludes restricted cash of $54 million as of 12/31/19 5

6 Q4 2020 • Net income1 of $4 million, $0.03 per diluted share • Adjusted EBITDA2 of $35 million • Operating cash flows of $40 million • Free Cash Flow2 of $39 million, includes $1 million in capital spending Full Year 2020 • Net income1 of $22 million, $0.13 per diluted share, which was impacted by the following: • Goodwill impairment charge of $7 million (pre-tax) associated with Subsea Technologies Group Limited • Net tax benefits of $16 million, including $8 million related to foreign subsidiary restructurings and $8 million related to tax law changes associated with the CARES Act • Gain of $9 million (pre-tax) on the repurchase of $185 million of a portion of our existing convertible notes • Adjusted EBITDA2 of $155 million • Operating cash flows of $99 million • Free Cash Flow2 of $80 million, includes $39 million in capital spending: • $20 million in capital expenditures included in investing cash flows • $19 million for regulatory certifications of our vessels and systems included in operating cash flows EXECUTIVE SUMMARY - HIGHLIGHTS 1 Net income attributable to common shareholders 2 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations on slide 26

7 Well Intervention • Utilization of 56% across the well intervention vessel fleet • 83% in the GOM • 9% in the North Sea and West Africa • 98% in Brazil • 15K IRS utilization 29%; 10K IRS idle during quarter Robotics • Robotics chartered vessels utilization 100% • 336 total vessel days (152 spot days), including 74 days on a wind farm site clearance project • 92 days trenching utilization on renewables projects • ROVs, trenchers and ROVDrill utilization 32% Production Facilities • Helix Producer 1 operated at full rates during quarter • Nominal production benefit EXECUTIVE SUMMARY – Q4 2020 OPERATIONS

8 Q4 2020 • Cash and cash equivalents of $291 million • In January 2021, cash of $73 million was restricted as collateral for a short-term project-related letter of credit • In January 2021, we repaid the $54 million remaining balance of the Q5000 Loan at its maturity • Liquidity1 of $452 million • Long-term debt2,4 of $350 million • Net debt3,4 of $58 million EXECUTIVE SUMMARY – BALANCE SHEET 1 Liquidity at 12/31/20 is calculated as the sum of cash and cash equivalents ($291 million) and available capacity under our revolving credit facility ($160 million); amounts may not add due to rounding 2 Net of unamortized discounts and issuance costs 3 Net debt at 12/31/20 is calculated as long-term debt ($350 million) less cash and cash equivalents ($291 million); amounts may not add due to rounding 4 We are adopting ASU 2020-06, “Accounting for Convertible Instruments and Contacts in an Entity’s Own Equity,” early as of January 1, 2021; as a result, long-term debt and net debt will increase by $44 million, and shareholders’ equity will decrease by $35 million

Operational Highlights by Segment 9

10 • The ongoing COVID-19 pandemic and its impact on the global economy have resulted in weaker oil prices and caused significant disruption and uncertainty in the oil and gas market • The COVID-19 pandemic has created challenges for our operations, including crew changes due to travel restrictions; to date we are addressing these challenges by establishing and maintaining safety measures and protocols onboard the vessels and during crew changes • With the safety measures and protocols we established for COVID-19, along with enhanced testing capabilities, in 2020 we incurred minimal operational disruptions • The pandemic has negatively affected the global economy, the oil and gas market and our own results for 2020 as demand and pricing for our services have decreased and are expected to remain weak in 2021 and possibly beyond • We have responded to revenue reductions by responsibly reducing our cost base, including warm stacking the Seawell and the Q7000 during part of 2020 and cutting capital expenditures and targeted SG&A spending • We are continuing to take what we believe to be appropriate steps to protect our employees, customers and balance sheet COVID-19 AND MARKET EVENTS

BUSINESS SEGMENT RESULTS ($ in millions, unaudited) Three Months Ended Year Ended 12/31/20 12/31/19 9/30/20 12/31/20 12/31/19 Revenues Well Intervention 112$ 142$ 141$ 539$ 593$ Robotics 42 35 50 178 172 Production Facilities 15 17 14 58 61 Intercompany eliminations (9) (23) (11) (42) (74) Total 1 160$ 171$ 193$ 734$ 752$ Gross profit (loss) % Well Intervention 5$ 5% 20$ 14% 22$ 16% 41$ 8% 104$ 18% Robotics 4 9% 1 4% 8 17% 23 13% 16 9% Production Facilities 5 36% 6 37% 5 33% 18 31% 19 31% Eliminations and other - - - (2) (2) Total 1 14$ 9% 27$ 16% 35$ 18% 80$ 11% 138$ 18% Utilization Well Intervention vessels 56% 92% 68% 67% 89% Robotics vessels 100% 73% 95% 94% 87% ROVs, trenchers and ROVDrill 32% 41% 37% 34% 41% 11 1 Amounts may not add due to rounding

Gulf of Mexico • Q5000 – 89% utilized in Q4 for BP • Q4000 – 78% utilized in Q4; completed production enhancement work on two wells for two customers; completed abandonment work on three wells for another customer; completed production enhancement utilizing the 15K IRS for another customer after a short scheduling gap • 15K IRS rental unit – 29% utilized in Q4 for a customer on the Q4000 • 10K IRS rental unit – idle in Q4 WELL INTERVENTION – GULF OF MEXICO 12

North Sea and West Africa • Well Enhancer – 26% utilized in Q4; performed well suspension and enhancement work for one customer and environmental clean up for another customer, warm stacked at year-end in Leith • Seawell – warm stacked during Q4 in Leith • Q7000 – warm stacked in Tenerife early Q4; commenced mobilization for Nigeria campaign mid-November WELL INTERVENTION – NORTH SEA AND WEST AFRICA 13

Brazil • Siem Helix 1 – 98% utilized in Q4; performed abandonment scopes on six wells • Siem Helix 2 – 99% utilized in Q4; performed workover and production enhancement operations on one well and abandonment scopes on four wells WELL INTERVENTION – BRAZIL 14

• Grand Canyon II (Asia Pacific) – 100% utilized in Q4 performing ROV support work on wind farm project offshore Taiwan • Grand Canyon III (North Sea) – 100% utilized in Q4 performing trenching operations for two customers • Spot Vessels – 152 total days of spot vessel utilization • 74 days on two vessels performing seabed clearance and site preparation for wind farm project in the North Sea • 39 days on the Ross Candies performing ROV support work for five customers in the Gulf of Mexico • 39 days performing lump sum decommissioning projects for two customers in the North Sea • Trenching – 92 total days of trenching operations ROBOTICS 15

16 UTILIZATION • Grand Canyon1,3 • Grand Canyon II1 • Grand Canyon III1 • Spot vessels1 • Q5000 • Q4000 • Seawell • Well Enhancer • Siem Helix 11 • Siem Helix 21 • Q70004 • 44 ROVs2 • 4 Trenchers • 1 ROVDrill unit 56% 100% 32% 68% 95% 37% 92% 73% 41% 0% 20% 40% 60% 80% 100% Well Intervention Vessels Robotics Support Vessels ROVs, Trenchers and ROVDrill Q4 2020 Q3 2020 Q4 2019 1 Chartered vessels 2 One ROV retired in Q1 2020 and one ROV retired in Q4 2019 3 Grand Canyon charter expired Q4 2019 4 Q7000 included in utilization calculation beginning Q1 2020

Key Financial Metrics 17

Total funded debt1 of $405 million at 12/31/20 • $35 million Convertible Senior Notes due 2022 – 4.25% • $30 million Convertible Senior Notes due 2023 – 4.125% • $200 million Convertible Senior Notes due 2026 – 6.75% • $30 million Term Loan – LIBOR + 3.25% • Quarterly amortization payments of approximately $0.9 million with a final balloon payment of $27 million at maturity in Q4 2021 • $56 million MARAD Debt – 4.93% • Semi-annual amortization payments through maturity in Q1 2027 • $54 million Q5000 Loan – LIBOR + 2.75% • Quarterly amortization payments of approximately $8.9 million • Final maturity of $54 million paid in January 2021 DEBT INSTRUMENT PROFILE $0 $50 $100 $150 $200 $250 $9 Principal Payment Schedule at 12/31/20 ($ in millions) Term Loan CSN 2022 MARAD Q5000 Loan CSN 2023 CSN 2026 $43 $91 $9 $38 18 $215 1 Excludes unamortized discounts and issuance costs

19 DEBT & LIQUIDITY PROFILE ($ in millions) $626 $496 $440 $406 $350 $269 $229 $161 $143 $58 $375 $348 $426 $380 $452 $0 $100 $200 $300 $400 $500 $600 $700 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 Long-term Debt¹ Net Debt² Liquidity³ Liquidity3 of approximately $452 million at 12/31/20 1 Long-term debt is net of unamortized discounts and issuance costs 2 Net debt is calculated as long-term debt less cash and cash equivalents and restricted cash 3 Liquidity is calculated as the sum of cash and cash equivalents plus available capacity under our revolving credit facility and excludes restricted cash

2021 Outlook 20

2021 OUTLOOK 21 The ongoing COVID pandemic and its effect on the offshore oil and gas market, combined with sector uncertainty relating to regulatory changes by the new U.S. administration, suggests a year that will maintain the challenges of 2020. Our customers’ spending levels currently remain low, providing even more challenges in a year in which three of our long-term Well Intervention contracts expire. EBITDA We expect our 2021 results to be lower than the $155 million EBITDA we generated in 2020. It is currently difficult to project how much lower as our customers are still working through their budgeting processes to prioritize their spending and determine which projects will be sanctioned and which ones will not. Key expectations for 2021 include the following: • Total backlog at December 31, 2020 of approximately $407 million ($226 million for Well Intervention); $301 million expected to be realized during 2021 • North Sea – Well Intervention to be a two-vessel market during 2021, prioritizing utilization on the Well Enhancer and utilizing the Seawell during seasonal summer period • Brazil – both Siem Helix vessels working for Petrobras throughout 2021 • Production Facilities – Droshky recompletion expected in Q2 • Gulf of Mexico – softer market with expected gaps in schedule • Robotics – intermittent renewables work with expected fewer site clearance days and overall weaker ROV market than 2020 Over the next two months, we expect to gain a better view of 2021 and we hope to be in a better position to quantify EBITDA guidance with our first quarter 2021 earnings release.

22 2021 OUTLOOK Well Intervention Outlook • Q4000 (Gulf of Mexico) – contracted backlog into March; identified opportunities thereafter on a broad range of work scopes; scheduling gaps expected • Q5000 (Gulf of Mexico) – vessel working for BP through contract end in Q2; identified opportunities thereafter; scheduling gaps expected • IRS rental units (Gulf of Mexico) – 15K IRS opportunities identified in Q2 and beyond; 10K IRS expected to be idle • Well Enhancer (North Sea) – vessel commenced operations mid-February; contracted work into Q2 • Seawell (North Sea) – vessel warm stacked in Leith and available in the spot market; identified opportunities beginning late Q2 • Q7000 (West Africa) – vessel mobilized to Nigeria and commenced operations January 2021; contracted work with three customers into Q3 • Siem Helix 1 (Brazil) – under contract for Petrobras through mid-April 2021; regulatory dry dock expected Q2; ongoing commercial discussions • Siem Helix 2 (Brazil) – under contract for Petrobras through mid-December 2021

23 Robotics Outlook • Grand Canyon II (Asia Pacific) – completed ROV support work for a renewables project in Japan in January; strong utilization expected in Asia Pacific region for the remainder of 2021; vessel charter extended through 2021 with option to renew through 2022. • Grand Canyon III (North Sea) – vessel contracted during Q1 performing trenching work for three customers in the North Sea, the Baltic Sea and offshore Egypt; vessel expected to undergo an approximate two week regulatory dry dock; vessel expected to then commence contracted trenching operations into Q3 with good utilization expected during the remainder of 2021 • Renewables site clearance – awarded follow-on site clearance work on North Sea wind farm (boulder removal) utilizing one vessel of opportunity; expected to recommence in Q2 2021 OUTLOOK

24 2021 Capital additions are currently forecasted at $20-$40 million, consisting of the following: • Maintenance Capex – $15-30 million related to regulatory inspection costs of our systems and equipment and other maintenance capital • Recompletion Capex – $5-10 million of recompletion costs on one of our Droshky wells Balance Sheet • Our total funded debt1 level is expected to decrease by $91 million (from $405 million at December 31, 2020 to $314 million at December 31, 2021) as a result of scheduled principal payments • Remaining principal of $54 million on Q5000 Loan repaid January 2021 • Credit Facility expiration and $30 Term Loan maturity date December 31, 2021 • Tax refunds related to the CARES Act of $7 million received January 2021 and $12 million expected during balance of 2021 2021 OUTLOOK: CAPITAL ADDITIONS & BALANCE SHEET 1 Excludes unamortized discounts and issuance costs

Non-GAAP Reconciliations 25

NON-GAAP RECONCILIATIONS ($ in thousands, unaudited) Three Months Ended 12/31/20 12/31/19 9/30/20 12/31/20 12/31/19 Adjusted EBITDA: Net income 4,117$ 7,934$ 24,445$ 20,084$ 57,697$ Adjustments: Income tax provision (benefit) (2,569) 1,120 5,232 (18,701) 7,859 Net interest expense 8,124 2,129 7,598 28,531 8,333 (Gain) loss on extinguishment of long-term debt - - (9,239) (9,239) 18 Other income, net (8,396) (3,595) (8,824) (4,724) (1,165) Depreciation and amortization 34,157 28,300 33,985 133,709 112,720 Goodwill impairment - - - 6,689 - Non-cash gain on equity investment (264) (1,613) - (264) (1,613) EBITDA 35,169$ 34,275$ 53,197$ 156,085$ 183,849$ Adjustments: (Gain) loss on disposition of assets, net 24$ -$ (440)$ (889)$ -$ General provision (release) for current expected credit losses 90 - (38) 746 - Realized losses from FX contracts not designated as hedging instruments - (998) - (682) (3,761) Adjusted EBITDA 35,283$ 33,277$ 52,719$ 155,260$ 180,088$ Free cash flow: Cash flows from operating activities 40,172$ 79,792$ 52,586$ 98,800$ 169,669$ Less: Capital expenditures, net of proceeds from sale of assets (1,026) (95,218) (1,174) (19,281) (138,304) Free cash flow 39,146$ (15,426)$ 51,412$ 79,519$ 31,365$ Year Ended 26 We define EBITDA as earnings before income taxes, net interest expense, gain or loss on extinguishment of long-term debt, net other income or expense, and depreciation and amortization expense. Non-cash impairment losses on goodwill and other long-lived assets and gains and losses on equity investments are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude the gain or loss on disposition of assets and the general provision for current expected credit losses, if any. In addition, we include realized losses from foreign currency exchange contracts not designated as hedging instruments and other than temporary loss on note receivable, which are excluded from EBITDA as a component of net other income or expense. We define free cash flow as cash flows from operating activities less capital expenditures, net of proceeds from sale of assets. We use EBITDA and free cash flow to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial and strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA and free cash flow provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA and free cash flow differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA and free cash flow should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures.

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